Trade accounts receivable - net - Summary of Movements of Bad Debt Expense in Credit Loss (Detail) - Trade Accounts Receivables net [Member] - MXN ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Trade Accounts Receivable [Line Items]
Beginning balance	$ (191,236)	$ (202,621)	$ (156,403)
Allowance for ECL	(24,459)	(43,348)	(73,579)
Reversal of allowance for ECL	119,390	54,733	27,361
Ending balance	$ (96,305)	$ (191,236)	$ (202,621)